Nationwide Life Insurance Company: • Nationwide Variable Account-II

Prospectus supplement dated June 4, 2007 to
Prospectus dated May 1, 2007

1. The first sentence of the “Availability” subsection under the “Capital Preservation Plus Lifetime Income Option” section is hereby deleted and replaced with the following sentence:

Availability
For contracts issued prior to May 1, 2007, the CPP Lifetime Income Option can be elected within 60 days after the contract issue date.

2. The first two sentences of the second paragraph of the Lifetime Income Option section are hereby deleted and replaced with the following:

For contracts issued prior to May 1, 2007, the Lifetime Income Option may be elected at any time. For contracts issued on or after May 1, 2007, the Lifetime Income Option can be elected only at the time of application.